UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2019

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Tapestry, Inc. (the “Company”) held on November 7, 2019, the Company’s stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the Amended and Restated Tapestry, Inc. 2018 Stock Incentive Plan (the “Amended and Restated 2018 Stock Incentive Plan”), which was previously adopted by the Board, subject to approval by the Company’s stockholders.  The Amended and Restated 2018 Stock Incentive Plan (i) authorizes 8,250,000 additional shares of Tapestry’s common stock for issuance, (ii) defines the change in control treatment of awards subject to performance-based vesting conditions and (iii) extends the post-change in control double trigger vesting period for future awards.

A more detailed summary of the Amended and Restated 2018 Stock Incentive Plan can be found in the Company’s Proxy Statement for the 2019 Annual Meeting filed with the U.S. Securities and Exchange Commission on September 27, 2019 (the “Proxy Statement”). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Amended and Restated 2018 Stock Incentive Plan and are qualified by reference to the text of the Amended and Restated 2018 Stock Incentive Plan, which is filed as Appendix B to the Proxy Statement and incorporated by reference as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 28, 2019, which was filed with the SEC on November 7, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On November 7, 2019, the Company held its 2019 Annual Meeting of Stockholders.  Stockholders were asked to vote with respect to four proposals.  A total of 251,218,576 votes were cast as follows:
Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.  In addition, there were 24,904,641 broker non-votes for each candidate with respect to this proposal.
Name	Votes For	Votes Against	Votes Abstaining
Darrell Cavens	223,900,824	2,089,782	323,329
David Denton	225,176,277	821,812	315,846
Anne Gates	224,361,642	1,639,343	312,950
Andrea Guerra	223,269,028	2,728,842	316,065
Susan Kropf	214,761,637	11,250,346	301,952
Annabelle Yu Long	222,809,296	3,174,042	330,597
Ivan Menezes	219,689,845	6,316,972	307,118
Jide Zeitlin	218,337,745	7,063,130	913,060

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
246,713,744	4,036,241	468,591	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as discussed and described in the Proxy Statement for the 2019 Annual Meeting:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
213,282,234	11,813,309	1,218,392	24,904,641

Proposal Number 4 – Approval of the Amended and Restated Tapestry, Inc. 2018 Stock Incentive Plan:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
197,974,611	27,912,090	427,234	24,904,641

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  November 8, 2019

Tapestry, Inc.

By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer, Chief
Legal Officer & Secretary